

Bob Evans FARMS®

NASDAQ: BOBE

# Investor Presentation

*(revised 3.8.16)*

**Saed Mohseni, President and Chief Executive Officer**
**Mark Hood, Chief Administrative and Chief Financial Officer**
**Scott Taggart, VP, Investor Relations**

# SAFE HARBOR STATEMENT

Certain statements in this presentation that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:

- Our inability to improve our operational and marketing execution and performance, including a failure to achieve and maintain positive same-store sales;
- Changing and adverse business conditions, including higher energy and commodity costs, including but not limited to protein costs for beef, pork (sows and other pork products) and chicken;
- Overall economic conditions that may affect consumer spending, either nationwide or in one or more of the Company's major markets;
- Competition in the restaurant and food products industries, including the ability to recruit, train, and retain qualified employees;
- Ability to control restaurant and plant operating costs, which are impacted by the availability and cost of food, labor, workers compensation, group health care, fuel and utilities such as gas, electricity and water;
- The effects of our increase of indebtedness and associated restrictions on our financial and operating flexibility;
- Adverse weather conditions in locations where we operate our restaurants impacting sales and customer travel;
- Consumer acceptance of changes in menu offerings, atmosphere and/or service procedures, as well as the price of menu and food product offerings;
- Consumer acceptance of our restaurant concepts in existing geographies;
- Consumer behavior based on negative publicity or concerns over nutritional or safety aspects of our food or products; and
- The actual results of pending, future or threatened litigation or governmental investigations and the costs and effects of negative publicity.

We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful. Certain risks, uncertainties and assumptions are discussed under the heading "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 24, 2015. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. It is impossible to predict or identify all such risk factors. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. Any further disclosures in our filings with the Securities and Exchange Commission, as well as press releases and other communications, should also be consulted. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

# Bob Evans FARMS®

| BOB EVANS RESTAURANTS | BEF FOODS |
| --- | --- |


Bob Evans


Owens
Bob Evans
Sausage, Egg & Cheese
Breakfast Bakes
Oven Bake
Hash Brown Bake
Original
Original
Original

# BUSINESS SEGMENTS *(TTM – Q3 FY 2016)*

## Revenue


Bob Evans RESTAURANT
71%
29%
BEF foods, inc

## Non-GAAP Segment EBITDA[1]


Bob Evans RESTAURANT
58%
42%
BEF foods, inc

[1] Please refer to pages 27-40 for a reconciliation of non-GAAP to GAAP items.

# NON-GAAP EBITDA[1] *($ millions)*: FY2014 - Present

## CONSOLIDATED NON-GAAP EBITDA


$150.3
$134.8
$133.5
FY2014
FY2015
TTM 3Q'16

| Bob Evans Restaurant | | Bob Evans Grocery Products | | Bob Evans Farms Corporate&Other | |
|---|---|---|---|---|---|
| **TTM3Q'16** | **$120.4** | **TTM3Q'16** | **$88.9** | **TTM3Q'16** | **($59.0)** |
| FY2015 | $128.2 | FY2015 | $60.9 | FY2015 | ($55.6) |
| FY2014 | $153.9 | FY2014 | $43.9 | FY2014 | ($63.0) |

[1] Please refer to pages 27-40 for a reconciliation of non-GAAP to GAAP items.



8
51
36
1
194
14
56
7
30
1
19
16
24
28
7
3
4
49

Bob Evans RESTAURANT®

# 548 restaurants in 18 states

as of 1/22/16

Full-service family restaurants featuring a wide variety of menu items for both on- and off-premises dining



Bob Evans

# ALL THREE DAYPARTS SERVED (Q3 FY 2016)


Breakfast (6am-11am)
Average guest check: $9.31
32%
Dinner (4pm-10pm)
Average guest check: $9.65
30%
38%
Lunch (11am-4pm)
Average guest check: $9.73

***Breakfast item facts:***

- ✓ *Sales mix across all dayparts: ~38%*
- ✓ *% of transactions with 1+ breakfast items across all dayparts: ~50%*

| | |
|---|---|
| Net Sales (TTM – Q3 FY 2016) | **$946 million** |
| Average Annual Unit Sales (FY 2015) | **$1.73 million** |
| Avg. Dine-In Guest Check/Per Guest (Q3 FY 2016) | **$18.62/$9.56** |
| Average Carryout Check (Q3 FY 2016) | **$15.78** |

# BOB EVANS RESTAURANTS: *THE NEXT 12 MONTHS*

- Improve same-store sales performance through a renewed dedication to guest hospitality and quality
- Value at every daypart rather than aggressive discounting
- Focus on food and labor efficiencies
- Install a restaurant technology package
- Evaluate restaurant portfolio for optimization



Bob Evans
FARMS
So fresh you can taste
THE DIFFERENCE

## BOB EVANS RESTAURANTS: BEST-IN-CLASS BREAKFAST







**Recent breakfast actions:**

- Improved hotcakes and omelets
- Seasonal toppings on brioche, hotcakes, waffles and crepes
- Upgraded breakfast entrée ingredients including fresh sausage, fresh cracked eggs, fresh potatoes, fresh baked biscuits, not-from-concentrate orange juice, and an improved butter blend
- Recently named "Favorite Breakfast Chain" by Market Force Information®

## FOCUS ON HOSPITALITY AND QUALITY: PROVIDE GREAT FOOD AND GREAT SERVICE

- ✓ Optimize and simplify menu
- ✓ Peak-period staffing
- ✓ Improve ambiance through no/low-cost actions

## CREATE RELEVANT NEW PRODUCT NEWS

- ✓ Broasted® Chicken Tenders launch
- ✓ Three-Course Dinner relaunch
- ✓ Enhance beverage platform

BEST for my GUEST

## IMPLEMENT A BALANCED MARKETING STRATEGY

- ✓ Digital media
- ✓ Local restaurant/grass-roots marketing
- ✓ Traditional broadcast and print media

*Broasted® is a registered trademark of The Broaster Company, LLC.*

# BOB EVANS RESTAURANTS: LEVERAGING PROVEN WINNERS AT LUNCH AND DINNER

## 3-Course Dinners



ENJOY THE LIGHTER SIDE OF DINNER
NEW HARVEST CHICKEN POWER BOWL*
POTATO-CRUSTED FLOUNDER
BROCCOLI IS A GREAT SOURCE OF VITAMINS A & C
FIT FROM THE FARM
CUSTOMIZE YOUR
guilt-free
3-course dinner
UNDER 600 CALORIES
THREE COURSES, zero guilt
1. CHOOSE YOUR STARTER
Farmhouse Garden Salad with balsamic vinaigrette
Hearty Beef Vegetable Soup 100 Cal
Farm Festival Bean Soup
2. CHOOSE YOUR ENTRÉE
Potato-Crusted Flounder with fresh steamed broccoli 10.99
Blackened USDA Choice Sirloin with sautéed peppers and onions and fresh steamed broccoli 10.99 | 375 Cal
Blackened Fish Fillet with sautéed peppers and onions and green beans with ham 9.99
Grilled Chicken with green beans with ham 10.99
3. CHOOSE YOUR DESSERT
Scoop of Vanilla Ice Cream 100 Cal
Fresh Fruit Dish 60 Cal

## Broasted Chicken Tenders



SERVES 4
BRING HOME NEW Bob Evans
BROASTED CHICKEN TENDERS FOR THE FAMILY

# BOB EVANS RESTAURANTS: PORTFOLIO ANALYSIS *(TTM JANUARY 2016)*



AUV ($000's)
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
AVERAGE UNIT SALES VOLUME BANDS
(4-WALL EBITDA MARGIN % INSET)
23.8%
19.7%
17.0%
14.1%
9.8%
4.2%
Top 100 restaurants
101 - 200
201 - 300
301 - 400
401 - 500
501 - 540


NEW!
Owens
Bob Evans
Regular
Pork Sausage
Patties
30
New Look, Same Great Taste!
Bob Evans
farm-fresh goodness
ON THE GO
BISCUITS
Sausage, Egg
& Cheese
Breakfast Bakes
Sausage, Egg,
Bob Evans
farm-fresh goodness
Oven Bake
Hash Brown
Bake
PORK SAUSAGE PATTIES
FULLY COOKED
Original
Burritos
Sausage, Egg
& Cheese
PORK SAUSAGE LINKS
Original
MASHED POTATOES
Original
REGULAR
Owens

Bob Evans
GROCERY PRODUCTS™

FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Sides, Frozen, and Food Service

Sold at 30,000+ retail locations in 50 states and Canada


Bob Evans
Bob Evans/Owens
Bob Evans Growth Markets

# BEF FOODS MARKET PENETRATION[1]

**Refrigerated Dinner Sides - National**
**Breakfast Sausage - Regional**

Refrigerated Dinner Sides



Breakfast Sausage



[1] IRI Total U.S. and Markets MULO, Bob Evans Foods Dinner Sides and Breakfast Sausage, Average Weekly ACV Distribution, 52 weeks ending 1/24/16

# BEF FOODS: OVERVIEW

## Refrigerated side dishes




Bob Evans
farm-fresh goodness
MASHED POTATOES
Original




Bob Evans
farm-fresh goodness
TASTEFUL SIDES
Macaroni & Cheese

## Breakfast sausage



Evans



Bob Evans



8 PATTIES
Bob Evans
Fully Cooked
Original



12 LINKS
Bob Evans
Fully Cooked
Original

## Frozen




New Look, Same Great Taste!
Bob Evans
farm-fresh goodness
Biscuits
Sausage, Egg & Cheese

# BEF FOODS: OVERVIEW

**Net Sales (TTM – Q3 FY 2016) $379 million**

**FY 2010 Sales Mix (pounds)**


Food Service
2% insourced (2)
11%
Side Dishes(1)
36%
35%
Retail Sausage
9%
Other
9%
Frozen

sausage mix (% of total sales): *42%*

**FY 2016 Q3 TTM Sales Mix (pounds)**


Side Dishes(1)
50%
Food Service
6% insourced (2)
18%
24%
Other 4%
Frozen 4%
Retail Sausage

sausage mix (% of total sales): *30%*

(1) Side dish product lines include mashed potatoes, mac-n-cheese, pasta, vegetables, and seasonal favorites. (2) Insourced sales data reflects sales to Bob Evans Restaurants.

## Sold at 30,000+ retail locations in 50 states, the District of Columbia and Canada

## BEF Food's Normalized Operating Margin Range is ~ 15% to 18%*

1. *Sales mix shift toward higher-margin side-dish products*
2. *Plant efficiency initiatives*
3. *Channel mix shift toward higher-margin branded retail*
4. *Ongoing brand investments*

---

** Excludes 100-200bps of shared service costs not currently allocated*

# BEF FOODS: BUSINESS STRATEGY

**Grow Bob Evans from a strong regional food brand to a national food brand leveraging our market-leading refrigerated side-dish position, while protecting the #1 breakfast sausage position in core markets[1]**

**Refrigerated Side Dishes – Grow aggressively**

*Currently expanding Lima, Ohio, side-dish plant*


Bob Evans
Macaroni & Cheese

**Breakfast Sausage - Maintain**


Bob Evans

**Frozen - Maintain**


Bob Evans
Biscuits
Sausage, Egg & Cheese

**Food Service – Be selective**

[1]Source: IRI Bob Evans Core MULO*, 52 weeks ending 11/1/15

# BEF FOODS: REFRIGERATED SIDE-DISH PERFORMANCE

## Refrigerated Side-Dish Dollar Share ($564MM)(1)



Bob Evans 47%
Hormel 14%
Private Label 12%
Simply Diners 10%
Resers 9%
All Other 8%

## Refrigerated Side-Dish Dollar Velocity(1)



$7.38
$2.25
$2.75
$2.34
$2.14
Selling 3X faster than next closest competitor
Bob Evans
Hormel
Private Label
Simply Diners
Resers

## Repeat Rate – Refrigerated Side Dishes(2)



63%
47%
50%
48%
43%
Bob Evans
Hormel
Private Label
Simply Diners
Resers

***Bob Evans . . .***

- ***#1 dinner side-dish brand*** (1, 3)
- ***50% share of dinner sides category Q3'16***(3)
- ***Mashed potatoes is #1 dinner side***
- ***Macaroni and cheese is #2 dinner side***

*(1)IRI; 52 weeks ending 1-24-16; Total US MULO; Dollar Share, Avg Weekly $/MM ACV.*
*(2)IRI Panel; 52 weeks ending 1-24-16; Total US MULO; % of Buyers, 2x+ Buyers*
*(3)IRI Dollar Share, Total U.S. MULO – 13 weeks ending 1-24-16*

# DIVIDEND HISTORY *($ per share)*

***Current quarterly dividend rate of $0.34 per share equates to $1.36 annually***


$0.54
$0.56
$0.60
$0.68
$0.78
$0.95
$1.075
$1.205
$1.24
$1.30
FY 2007
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016E

# SHARE REPURCHASE/CAPEX/DIVIDEND HISTORY



($ millions)
Share Repurchases
Dividends
Capital Expenditures
$250
$200
$150
$100
$50
$0
$70
$28
$82
$63
$30
$118
$225
$32
$191
$0
$29
$75
$171 (1)
~$28
$70 to $74
2012
2013
2014
2015
2016E

(1) Share repurchases fiscal year-to-date 2-29-16. Current authorization: $250 million.

# THIRD-QUARTER FISCAL 2016: SAME STORE SALES SUMMARY

| Third Quarter Fiscal 2016 SSS% Day Part Performance – Total Chain | | | |
|---|---|---|---|
| **Day Part** | **On-Premise** | **Off-Premise** | **Total** |
| Breakfast | (0.8)% | 6.5% | 0.1% |
| Lunch | (4.5)% | (2.3)% | (4.1)% |
| Dinner | (8.2)% | (2.2)% | (6.8)% |
| **Total** | **(4.3)%** | **(0.3)%** | **(3.6)%** |

# SUMMARY OF PERFORMANCE DRIVERS: FISCAL 2016 GUIDANCE

| | Q1 *(actual)* | Q2 *(actual)* | Q3 (actual) | Q4 | Full Year |
|---|---|---|---|---|---|
| **sss% 2016 (guidance)** | -0.3% | -3.2% | -3.6% | negative low-single digits | -2.5% to -2.0% |
| sss% 2015 (actual) | -2.0% | 0.1% | 3.8% | 2.1% | 0.9% |
| **sow costs (per hundredweight) 2016 (guidance)** | $38.75 | $53.31 | $41.53 | $48 | $45 |
| sow costs (per hundredweight) 2015 (actual) | $87.87 | $78.82 | $67.79 | $43.02 | $69.41 |

| **Guidance Metric** | **FY '16** |
|---|---|
| Consolidated net sales | approximately $1.34 billion |
| Bob Evans Restaurants same-store sales | -2.5% to -2.0% |
| Bob Evans Restaurants commodity pricing | Approximately flat |
| BEF Foods net sales | $380 to $390 million |
| Capital expenditures | $70 to $74 million |
| ERP implementation (included in S,G&A) | $2.0 to $2.5 million |
| Depreciation and amortization | $81 to $84 million |
| Net interest expense | $10 to $11 million |
| Tax rate | approximately 25% |
| Diluted weighted-average share count | 21.5 million shares |
| Non-GAAP earnings per diluted share | $1.90 to $2.00 |

Current share repurchase authorization: up to $250 million *($171.3 million purchased through February 29, 2016)*

# WHY INVEST IN BOB EVANS – *PRIORITIES ALIGNED WITH VALUE CREATION*

- **Create a hospitality- and quality-based brand experience**
- **Leverage strong brand equity across Bob Evans Restaurants and BEF Foods**
- **Profitable sales growth**
- **Free cash flow growth**
- **Increase efficiencies**
- **Allocate capital prudently**


Welcome
to my
Bob Evans
New Albany

# Appendix


Bob Evans

# HISTORICAL AND FORECASTED SOW COST PRICING – *(cost/hundredweight)*

**10 year historical average sow cost: $51.87**

| Fiscal Year | Q1 | Q2 | Q3 | Q4 | Average |
|---|---|---|---|---|---|
| 2016E | $38.75 actual | $53.31 actual | $41.53 actual | $48 | $45 |
| 2015 | $87.87 | $78.82 | $67.79 | $43.02 | $69.41 |
| 2014 | $63.24 | $77.33 | $72.36 | $78.47 | $73.23 |
| 2013 | $54.19 | $43.22 | $58.73 | $59.07 | $53.87 |
| 2012 | $57.06 | $67.82 | $60.56 | $60.41 | $61.58 |
| 2011 | $59.52 | $60.47 | $51.16 | $59.05 | $57.17 |

# GAAP TO NON-GAAP RECONCILIATION: Q1 FISCAL 2016

| (in thousands, except per share amounts) | Three Months Ended | | Basic EPS Three Months Ended | | Diluted EPS Three Months Ended | |
|---|---|---|---|---|---|---|
| | July 24, 2015 | July 25, 2014 | July 24, 2015 | July 25, 2014 | July 24, 2015 | July 25, 2014 |
| Operating Income (Loss) as Reported | | | | | | |
| Bob Evans Restaurants | $ 9,796 | $ 14,927 | | | | |
| BEF Foods | 15,851 | 3,045 | | | | |
| Corporate and Other | (17,385) | (17,908) | | | | |
| Total operating income from continuing operations | 8,262 | 64 | | | | |
| Net interest expense | 2,606 | 1,616 | | | | |
| Per-tax Income (loss) from continuing operations | 5,656 | (1,552) | | | | |
| Provision (Benefit) for income taxes | 1,376 | (536) | | | | |
| **Net Income (Loss) as reported** | 4,280 | (1,016) | $ 0.19 | $ (0.04) | $ 0.19 | $ (0.04) |
| Adjustments | | | | | | |
| Bob Evans Restaurants | | | | | | |
| Impairments including from Assets Held for Sale | — | 1,577 | | | | |
| Severance/Restructuring | — | 91 | | | | |
| Activism, Strategic Initiatives and Other | — | 163 | | | | |
| Litigation Reserves | 10,500 | — | | | | |
| | 10,500 | 1,831 | | | | |
| BEF Foods | | | | | | |
| Severance/Restructuring | — | 666 | | | | |
| | — | 666 | | | | |
| Corporate and Other | | | | | | |
| Severance/Restructuring | — | 192 | | | | |
| Loss on Sale of Assets | — | 117 | | | | |
| Activism, Strategic Initiatives and Other | — | 2,226 | | | | |
| | — | 2,535 | | | | |
| Total adjustments | | | | | | |
| Impairments including from Assets Held for Sale | — | 1,577 | | | | |
| Severance/Restructuring | — | 949 | | | | |
| Loss on Sale of Assets | — | 117 | | | | |
| Activism, Strategic Initiatives and Other | — | 2,389 | | | | |
| Litigation Reserves | 10,500 | — | | | | |
| | 10,500 | 5,032 | | | | |
| Non-GAAP operating income | | | | | | |
| Bob Evans Restaurants | 20,296 | 16,758 | | | | |
| BEF Foods | 15,851 | 3,711 | | | | |
| Corporate and Other | (17,385) | (15,373) | | | | |
| Total non-GAAP operating income | 18,762 | 5,096 | | | | |
| Adjustments to net interest expense | — | 445 | | | | |
| Non-GAAP net interest expense | 2,606 | 2,061 | | | | |
| Non-GAAP pre-tax income before taxes | 16,156 | 3,035 | | | | |
| Adjustments to income tax provision | 3,076 | 1,259 | | | | |
| Non-GAAP income tax provision | 4,452 | 723 | | | | |
| **Non-GAAP net income** | $ 11,704 | $ 2,312 | $ 0.51 | $ 0.10 | $ 0.51 | $ 0.10 |
| **Weighted Average Shares Outstanding** | | | 22,733 | 23,535 | 22,881 | 23,677 |

# GAAP TO NON-GAAP RECONCILIATION: Q1 FISCAL 2016

(in thousands)

| | Three Months Ended | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | Consolidated Results | | | | Bob Evans Restaurants | | | |
| | July 24, 2015 | % of Sales | July 25, 2014 | % of Sales | July 24, 2015 | % of Sales | July 25, 2014 | % of Sales |
| Operating income as reported | | | | | | | | |
| Net Sales | $ 321,713 | | $ 326,341 | | $ 238,669 | | $ 240,151 | |
| Cost of sales | 96,322 | 29.9 % | 114,168 | 35.0 % | 61,469 | 25.8% | 63,211 | 26.3% |
| Operating wage and fringe benefit expenses | 104,959 | 32.6 % | 104,429 | 32.0 % | 95,465 | 40.0% | 94,840 | 39.5% |
| Other operating expenses | 51,589 | 16.0 % | 53,714 | 16.5 % | 39,935 | 16.7% | 42,505 | 17.7% |
| Selling, general and administrative expenses | 40,428 | 12.6 % | 32,416 | 9.9 % | 18,524 | 7.8% | 8,855 | 3.7% |
| Depreciation and amortization expense | 20,153 | 6.3 % | 19,973 | 6.1 % | 13,480 | 5.6% | 14,236 | 5.9% |
| Impairments | — | — % | 1,577 | 0.5 % | — | —% | 1,577 | 0.7% |
| Total as reported | 8,262 | 2.6 % | 64 | — % | 9,796 | 4.1 % | 14,927 | 6.2% |
| Adjustments | | | | | | | | |
| Net Sales | — | | — | | — | | — | |
| Cost of sales | — | | — | | — | | — | |
| Operating wage and fringe benefit expenses | — | | (14) | | — | | (14) | |
| Other operating expenses | — | | (149) | | — | | (149) | |
| Selling, general and administrative expenses | (10,500) | | (3,292) | | (10,500) | | (91) | |
| Depreciation and amortization expense | — | | — | | — | | — | |
| Impairments | — | | (1,577) | | — | | (1,577) | |
| Total Adjustments | 10,500 | | 5,032 | | 10,500 | | 1,831 | |
| Non-GAAP operating income | | | | | | | | |
| Net Sales | 321,713 | | 326,341 | | 238,669 | | 240,151 | |
| Cost of sales | 96,322 | 29.9 % | 114,168 | 35.0 % | 61,469 | 25.8% | 63,211 | 26.3% |
| Operating wage and fringe benefit expenses | 104,959 | 32.6 % | 104,415 | 32.0 % | 95,465 | 40.0% | 94,826 | 39.5% |
| Other operating expenses | 51,589 | 16.0 % | 53,565 | 16.4 % | 39,935 | 16.7% | 42,356 | 17.7% |
| Selling, general and administrative expenses | 29,928 | 9.4 % | 29,124 | 8.9 % | 8,024 | 3.4% | 8,764 | 3.6% |
| Depreciation and amortization expense | 20,153 | 6.3 % | 19,973 | 6.1 % | 13,480 | 5.6% | 14,236 | 5.9% |
| Impairments | — | — % | — | — % | — | —% | — | —% |
| Total non-GAAP operating income | $ 18,762 | 5.8 % | $ 5,096 | 1.6 % | $ 20,296 | 8.5% | $ 16,758 | 7.0% |

# GAAP TO NON-GAAP RECONCILIATION: Q1 FISCAL 2016

(in thousands)

| | Three Months Ended | | | | | |
|---|---|---|---|---|---|---|
| | BEF Foods | | | | Corporate and Other | |
| | July 24, 2015 | % of Sales | July 25, 2014 | % of Sales | July 24, 2015 | July 25, 2014 |
| **Operating income as reported** | | | | | | |
| Net Sales | $ 83,044 | | $ 86,190 | | $ — | $ — |
| Cost of sales | 34,853 | 42.0% | 50,957 | 59.1% | — | — |
| Operating wage and fringe benefit expenses | 9,494 | 11.4% | 9,589 | 11.1% | — | — |
| Other operating expenses | 11,654 | 14.0% | 11,209 | 13.0% | — | — |
| Selling, general and administrative expenses | 6,795 | 8.2% | 7,114 | 8.3% | 15,109 | 16,447 |
| Depreciation and amortization expense | 4,397 | 5.3% | 4,276 | 5.0% | 2,276 | 1,461 |
| Impairments | — | —% | — | —% | — | — |
| Total as Reported | 15,851 | 19.1% | 3,045 | 3.5% | (17,385) | (17,908) |
| **Adjustments** | | | | | | |
| Net Sales | — | | — | | — | — |
| Cost of sales | — | | — | | — | — |
| Operating wage and fringe benefit expenses | — | | — | | — | — |
| Other operating expenses | — | | — | | — | — |
| Selling, general and administrative expenses | — | | (666) | | — | (2,535) |
| Depreciation and amortization expense | — | | — | | — | — |
| Impairments | — | | — | | — | — |
| Total adjustments | — | | 666 | | — | 2,535 |
| **Non-GAAP operating income** | | | | | | |
| Net Sales | 83,044 | | 86,190 | | — | — |
| Cost of sales | 34,853 | 42.0% | 50,957 | 59.1% | — | — |
| Operating wage and fringe benefit expenses | 9,494 | 11.4% | 9,589 | 11.1% | — | — |
| Other operating expenses | 11,654 | 14.0% | 11,209 | 13.0% | — | — |
| Selling, general and administrative expenses | 6,795 | 8.2% | 6,448 | 7.5% | 15,109 | 13,912 |
| Depreciation and amortization expense | 4,397 | 5.3% | 4,276 | 5.0% | 2,276 | 1,461 |
| Impairments | — | —% | — | —% | — | — |
| Total non-GAAP operating income | $ 15,851 | 19.1% | $ 3,711 | 4.3% | $ (17,385) | $ (15,373) |

# GAAP TO NON-GAAP RECONCILIATION: Q2 FISCAL 2016

| (in thousands, except per share amounts) | Three Months Ended October 23, 2015 | Three Months Ended October 24, 2014 | Basic EPS Three Months Ended October 23, 2015 | Basic EPS Three Months Ended October 24, 2014 | Diluted EPS Three Months Ended October 23, 2015 | Diluted EPS Three Months Ended October 24, 2014 |
|---|---|---|---|---|---|---|
| Operating Income (Loss) as Reported | | | | | | |
| Bob Evans Restaurants | $ 13,323 | $ 20,627 | | | | |
| BEF Foods | 13,997 | 6,356 | | | | |
| Corporate and Other | (15,886) | (17,971) | | | | |
| **Operating Income** | 11,434 | 9,012 | | | | |
| Net interest expense | 2,883 | 2,203 | | | | |
| **Income Before Income Taxes** | 8,551 | 6,809 | | | | |
| Provision for income taxes | 2,120 | 770 | | | | |
| **Net Income as reported** | 6,431 | 6,039 | $ 0.29 | $ 0.26 | $ 0.29 | $ 0.25 |
| **Adjustments** | | | | | | |
| Bob Evans Restaurants | | | | | | |
| Severance/Restructuring | 318 | — | | | | |
| Activism, Strategic Initiatives and Other | — | 137 | | | | |
| | 318 | 137 | | | | |
| BEF Foods | | | | | | |
| Loss on Sale of Assets | 3,606 | — | | | | |
| Activism, Strategic Initiatives and Other | — | 17 | | | | |
| | 3,606 | 17 | | | | |
| Corporate and Other | | | | | | |
| Activism, Strategic Initiatives and Other | — | 3,725 | | | | |
| | — | 3,725 | | | | |
| Total adjustments | | | | | | |
| Severance/Restructuring | 318 | — | | | | |
| Loss on Sale of Assets | 3,606 | — | | | | |
| Activism, Strategic Initiatives and Other | — | 3,879 | | | | |
| | 3,924 | 3,879 | | | | |
| **Non-GAAP operating income (loss)** | | | | | | |
| Bob Evans Restaurants | 13,641 | 20,764 | | | | |
| BEF Foods | 17,603 | 6,373 | | | | |
| Corporate and Other | (15,886) | (14,246) | | | | |
| **Total non-GAAP operating income** | 15,358 | 12,891 | | | | |
| Adjustments to net interest expense | (480) | 458 | | | | |
| **Non-GAAP net interest expense** | 2,403 | 2,661 | | | | |
| **Non-GAAP Income Before Taxes** | 12,955 | 10,230 | | | | |
| Adjustments to income tax provision | 1,636 | 835 | | | | |
| **Non-GAAP Provision for Income Taxes** | 3,756 | 1,605 | | | | |
| **Non-GAAP Net Income** | $ 9,199 | $ 8,625 | $ 0.42 | $ 0.37 | $ 0.41 | $ 0.36 |
| **Weighted Average Shares Outstanding** | | | 22,115 | 23,509 | 22,233 | 23,735 |

# GAAP TO NON-GAAP RECONCILIATION: Q2 FISCAL 2016

| (in thousands) | Three Months Ended | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | Consolidated Results | | | | Bob Evans Restaurants | | | |
| | October 23, 2015 | % of Sales | October 24, 2014 | % of Sales | October 23, 2015 | % of Sales | October 24, 2014 | % of Sales |
| **Operating income as reported** | | | | | | | | |
| Net Sales | $ 325,021 | | $ 333,279 | | $ 230,741 | | $ 241,151 | |
| Cost of sales | 102,709 | 31.6 % | 116,012 | 34.8 % | 61,725 | 26.8% | 64,165 | 26.6% |
| Operating wage and fringe benefit expenses | 104,403 | 32.1 % | 105,613 | 31.7 % | 93,460 | 40.4% | 94,834 | 39.3% |
| Other operating expenses | 56,181 | 17.3 % | 54,195 | 16.3 % | 42,984 | 18.6% | 42,290 | 17.5% |
| Selling, general and administrative expenses | 29,902 | 9.2 % | 28,972 | 8.7 % | 5,433 | 2.4% | 5,572 | 2.3% |
| Depreciation and amortization expense | 20,107 | 6.2 % | 19,475 | 5.8 % | 13,531 | 5.9% | 13,663 | 5.7% |
| Impairments | 285 | 0.1 % | — | — % | 285 | 0.1% | — | —% |
| Total as reported | 11,434 | 3.5 % | 9,012 | 2.7 % | 13,323 | 5.8% | 20,627 | 8.6% |
| **Adjustments** | | | | | | | | |
| Net Sales | — | | — | | — | | — | |
| Cost of sales | — | | — | | — | | — | |
| Operating wage and fringe benefit expenses | — | | (15) | | — | | (15) | |
| Other operating expenses | — | | (115) | | — | | (115) | |
| Selling, general and administrative expenses | (3,924) | | (3,749) | | (318) | | (7) | |
| Depreciation and amortization expense | — | | — | | — | | — | |
| Impairments | — | | — | | — | | — | |
| Total Adjustments | 3,924 | | 3,879 | | 318 | | 137 | |
| **Non-GAAP operating income** | | | | | | | | |
| Net Sales | 325,021 | | 333,279 | | 230,741 | | 241,151 | |
| Cost of sales | 102,709 | 31.6 % | 116,012 | 34.8 % | 61,725 | 26.8% | 64,165 | 26.6% |
| Operating wage and fringe benefit expenses | 104,403 | 32.1 % | 105,598 | 31.7 % | 93,460 | 40.4% | 94,819 | 39.3% |
| Other operating expenses | 56,181 | 17.3 % | 54,080 | 16.2 % | 42,984 | 18.6% | 42,175 | 17.5% |
| Selling, general and administrative expenses | 25,978 | 8.0 % | 25,223 | 7.6 % | 5,115 | 2.3% | 5,565 | 2.3% |
| Depreciation and amortization expense | 20,107 | 6.2 % | 19,475 | 5.8 % | 13,531 | 5.9% | 13,663 | 5.7% |
| Impairments | 285 | 0.1 % | — | — % | 285 | 0.1% | — | —% |
| Total non-GAAP operating income | $ 15,358 | 4.7 % | $ 12,891 | 3.9 % | $ 13,641 | 5.9% | $ 20,764 | 8.6% |

# GAAP TO NON-GAAP RECONCILIATION: Q2 FISCAL 2016

| (in thousands) | Three Months Ended | | | | | |
|---|---|---|---|---|---|---|
| | BEF Foods | | | | Corporate and Other | |
| | October 23, 2015 | % of Sales | October 24, 2014 | % of Sales | October 23, 2015 | October 24, 2014 |
| **Operating income (loss) as reported** | | | | | | |
| Net Sales | $ 94,280 | | $ 92,128 | | $ — | $ — |
| Cost of sales | 40,984 | 43.5% | 51,847 | 56.3% | — | — |
| Operating wage and fringe benefit expenses | 10,943 | 11.7% | 10,779 | 11.7% | — | — |
| Other operating expenses | 13,197 | 14.0% | 11,905 | 12.9% | — | — |
| Selling, general and administrative expenses | 10,964 | 11.6% | 6,918 | 7.5% | 13,505 | 16,482 |
| Depreciation and amortization expense | 4,195 | 4.4% | 4,323 | 4.7% | 2,381 | 1,489 |
| Impairments | — | —% | — | —% | — | — |
| Total as Reported | 13,997 | 14.8% | 6,356 | 6.9% | (15,886) | (17,971) |
| **Adjustments** | | | | | | |
| Net Sales | — | | — | | — | — |
| Cost of sales | — | | — | | — | — |
| Operating wage and fringe benefit expenses | — | | — | | — | — |
| Other operating expenses | — | | — | | — | — |
| Selling, general and administrative expenses | (3,606) | | (17) | | — | (3,725) |
| Depreciation and amortization expense | — | | — | | — | — |
| Impairments | — | | — | | — | — |
| Total adjustments | 3,606 | | 17 | | — | 3,725 |
| **Non-GAAP operating income (loss)** | | | | | | |
| Net Sales | 94,280 | | 92,128 | | — | — |
| Cost of sales | 40,984 | 43.5% | 51,847 | 56.3% | — | — |
| Operating wage and fringe benefit expenses | 10,943 | 11.7% | 10,779 | 11.7% | — | — |
| Other operating expenses | 13,197 | 14.0% | 11,905 | 12.9% | — | — |
| Selling, general and administrative expenses | 7,358 | 7.7% | 6,901 | 7.5% | 13,505 | 12,757 |
| Depreciation and amortization expense | 4,195 | 4.4% | 4,323 | 4.7% | 2,381 | 1,489 |
| Impairments | — | —% | — | —% | — | — |
| Total non-GAAP operating income (loss) | $ 17,603 | 18.7% | $ 6,373 | 6.9% | $ (15,886) | $ (14,246) |

# GAAP TO NON-GAAP RECONCILIATION: Q3 FISCAL 2016

(in thousands, except per share amounts)

| | Three Months Ended | | Basic EPS Three Months Ended | | Diluted EPS Three Months Ended | |
|---|---|---|---|---|---|---|
| | January 22, 2016 | January 23, 2015 | January 22, 2016 | January 23, 2015 | January 22, 2016 | January 23, 2015 |
| Operating Income (Loss) as Reported | | | | | | |
| Bob Evans Restaurants | $ 14,453 | $ 14,153 | | | | |
| BEF Foods | 20,609 | 15,274 | | | | |
| Corporate and Other | (17,002) | (21,754) | | | | |
| **Operating Income** | 18,060 | 7,673 | | | | |
| Net interest expense | 2,367 | 2,406 | | | | |
| **Income Before Income Taxes** | 15,693 | 5,267 | | | | |
| Provision (benefit) for income taxes | 2,762 | (653) | | | | |
| **Net Income as reported** | 12,931 | 5,920 | $ 0.62 | $ 0.25 | $ 0.62 | $ 0.25 |
| **Adjustments** | | | | | | |
| Bob Evans Restaurants | | | | | | |
| Impairments | — | 1,672 | | | | |
| Severance/Restructuring | — | 781 | | | | |
| Activism, Strategic Initiatives and Other | — | 168 | | | | |
| | — | 2,621 | | | | |
| BEF Foods | | | | | | |
| Severance/Restructuring | — | 189 | | | | |
| | — | 189 | | | | |
| Corporate and Other | | | | | | |
| Severance/Restructuring | — | 302 | | | | |
| Loss on Sale of Assets | — | 1,728 | | | | |
| Activism, Strategic Initiatives and Other | — | 1,386 | | | | |
| CEO Separation | — | 3,836 | | | | |
| | — | 7,252 | | | | |
| Total adjustments | | | | | | |
| Impairments | — | 1,672 | | | | |
| Severance/Restructuring | — | 1,272 | | | | |
| Loss on Sale of Assets | — | 1,728 | | | | |
| Activism, Strategic Initiatives and Other | — | 1,554 | | | | |
| CEO Separation | — | 3,836 | | | | |
| | — | 10,062 | | | | |
| **Non-GAAP operating income (loss)** | | | | | | |
| Bob Evans Restaurants | 14,453 | 16,774 | | | | |
| BEF Foods | 20,609 | 15,463 | | | | |
| Corporate and Other | (17,002) | (14,502) | | | | |
| **Total non-GAAP operating income** | 18,060 | 17,735 | | | | |
| Adjustments to net interest expense | — | 471 | | | | |
| **Non-GAAP net interest expense** | 2,367 | 2,877 | | | | |
| **Non-GAAP Income Before Taxes** | 15,693 | 14,858 | | | | |
| Adjustments to income tax provision (benefit) | — | 1,194 | | | | |
| **Non-GAAP Provision for Income Taxes** | 2,762 | 541 | | | | |
| **Non-GAAP Net Income** | $ 12,931 | $ 14,317 | $ 0.62 | $ 0.61 | $ 0.62 | $ 0.60 |
| **Weighted Average Shares Outstanding** | | | 20,692 | 23,515 | 20,803 | 23,746 |

# GAAP TO NON-GAAP RECONCILIATION: Q3 FISCAL 2016

| (in thousands) | Three Months Ended | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | Consolidated Results | | | | Bob Evans Restaurants | | | |
| | January 22, 2016 | % of Sales | January 23, 2015 | % of Sales | January 22, 2016 | % of Sales | January 23, 2015 | % of Sales |
| **Operating income as reported** | | | | | | | | |
| Net Sales | $ 346,505 | | $ 357,177 | | $ 238,608 | | $ 250,389 | |
| Cost of sales | 118,581 | 34.2 % | 124,544 | 34.9 % | 66,255 | 27.8 % | 69,134 | 27.6 % |
| Operating wage and fringe benefit expenses | 106,607 | 30.8 % | 109,116 | 30.5 % | 95,792 | 40.1 % | 98,317 | 39.3 % |
| Other operating expenses | 53,592 | 15.5 % | 54,804 | 15.3 % | 40,731 | 17.1 % | 41,882 | 16.7 % |
| Selling, general and administrative expenses | 29,005 | 8.4 % | 38,965 | 11.0 % | 6,938 | 2.9 % | 10,589 | 4.2 % |
| Depreciation and amortization expense | 19,856 | 5.7 % | 20,403 | 5.7 % | 13,635 | 5.7 % | 14,642 | 5.8 % |
| Impairments | 804 | 0.2 % | 1,672 | 0.5 % | 804 | 0.3 % | 1,672 | 0.7 % |
| Total as reported | 18,060 | 5.2 % | 7,673 | 2.1 % | 14,453 | 6.1 % | 14,153 | 5.7 % |
| **Adjustments** | | | | | | | | |
| Net Sales | — | | — | | — | | — | |
| Cost of sales | — | | — | | — | | — | |
| Operating wage and fringe benefit expenses | — | | (230) | | — | | (230) | |
| Other operating expenses | — | | (378) | | — | | (378) | |
| Selling, general and administrative expenses | — | | (7,782) | | — | | (341) | |
| Depreciation and amortization expense | — | | — | | — | | — | |
| Impairments | — | | (1,672) | | — | | (1,672) | |
| Total Adjustments | — | | 10,062 | | — | | 2,621 | |
| **Non-GAAP operating income** | | | | | | | | |
| Net Sales | 346,505 | | 357,177 | | 238,608 | | 250,389 | |
| Cost of sales | 118,581 | 34.2 % | 124,544 | 34.9 % | 66,255 | 27.8 % | 69,134 | 27.6 % |
| Operating wage and fringe benefit expenses | 106,607 | 30.8 % | 108,886 | 30.5 % | 95,792 | 40.1 % | 98,087 | 39.2 % |
| Other operating expenses | 53,592 | 15.5 % | 54,426 | 15.2 % | 40,731 | 17.1 % | 41,504 | 16.6 % |
| Selling, general and administrative expenses | 29,005 | 8.4 % | 31,183 | 8.7 % | 6,938 | 2.9 % | 10,248 | 4.1 % |
| Depreciation and amortization expense | 19,856 | 5.7 % | 20,403 | 5.7 % | 13,635 | 5.7 % | 14,642 | 5.8 % |
| Impairments | 804 | 0.2 % | — | — % | 804 | 0.3 % | — | — % |
| Total non-GAAP operating income | $ 18,060 | 5.2 % | $ 17,735 | 5.0 % | $ 14,453 | 6.1 % | $ 16,774 | 6.7 % |

# GAAP TO NON-GAAP RECONCILIATION: Q3 FISCAL 2016

| (in thousands) | Three Months Ended | | | | | |
|---|---|---|---|---|---|---|
| | BEF Foods | | | | Corporate and Other | |
| | January 22, 2016 | % of Sales | January 23, 2015 | % of Sales | January 22, 2016 | January 23, 2015 |
| **Operating income (loss) as reported** | | | | | | |
| Net Sales | $ 107,897 | | $ 106,788 | | $ — | $ — |
| Cost of sales | 52,326 | 48.5 % | 55,410 | 51.9 % | — | — |
| Operating wage and fringe benefit expenses | 10,815 | 10.0 % | 10,799 | 10.1 % | — | — |
| Other operating expenses | 12,861 | 11.9 % | 12,922 | 12.1 % | — | — |
| Selling, general and administrative expenses | 7,473 | 7.0 % | 8,021 | 7.5 % | 14,595 | 20,355 |
| Depreciation and amortization expense | 3,813 | 3.5 % | 4,362 | 4.1 % | 2,407 | 1,399 |
| Impairments | — | — % | — | — % | — | — |
| Total as Reported | 20,609 | 19.1 % | 15,274 | 14.3 % | (17,002) | (21,754) |
| **Adjustments** | | | | | | |
| Net Sales | — | | — | | — | — |
| Cost of sales | — | | — | | — | — |
| Operating wage and fringe benefit expenses | — | | — | | — | — |
| Other operating expenses | — | | — | | — | — |
| Selling, general and administrative expenses | — | | (189) | | — | (7,252) |
| Depreciation and amortization expense | — | | — | | — | — |
| Impairments | — | | — | | — | — |
| Total adjustments | — | | 189 | | — | 7,252 |
| **Non-GAAP operating income (loss)** | | | | | | |
| Net Sales | 107,897 | | 106,788 | | — | — |
| Cost of sales | 52,326 | 48.5 % | 55,410 | 51.9 % | — | — |
| Operating wage and fringe benefit expenses | 10,815 | 10.0 % | 10,799 | 10.1 % | — | — |
| Other operating expenses | 12,861 | 11.9 % | 12,922 | 12.1 % | — | — |
| Selling, general and administrative expenses | 7,473 | 7.0 % | 7,832 | 7.3 % | 14,595 | 13,103 |
| Depreciation and amortization expense | 3,813 | 3.5 % | 4,362 | 4.1 % | 2,407 | 1,399 |
| Impairments | — | — % | — | — % | — | — |
| Total non-GAAP operating income (loss) | $ 20,609 | 19.1 % | $ 15,463 | 14.5 % | $ (17,002) | $ (14,502) |

# HISTORICAL SEGMENT AND "CORPORATE AND OTHER" DATA: Q1 FISCAL 2015

| Q1 FY15 | Bob Evans Restaurants | | | | BEF Foods | | | | Corporate and Other | |
|---|---|---|---|---|---|---|---|---|---|---|
| | New* | | Old | | New* | | Old | | New | Old |
| Operating income as reported | | | | | | | | | | |
| Net sales | 240,151 | | 240,151 | | 86,190 | | 86,190 | | - | - |
| Cost of sales | 63,211 | 26.3% | 63,211 | 26.3% | 50,957 | 59.1% | 50,252 | 58.3% | - | - |
| Operating wages | 94,840 | 39.5% | 94,639 | 39.4% | 9,589 | 11.1% | 9,589 | 11.1% | - | - |
| Other operating | 42,505 | 17.7% | 42,505 | 17.7% | 11,209 | 13.0% | 7,003 | 8.1% | - | - |
| S,G&A | 8,855 | 3.7% | 22,482 | 9.4% | 7,114 | 8.3% | 16,365 | 19.0% | 16,447 | - |
| Depreciation and amortization | 14,236 | 5.9% | 15,341 | 6.4% | 4,276 | 5.0% | 4,632 | 5.4% | 1,461 | - |
| Impairments | 1,577 | 0.7% | 258 | 0.1% | - | 0.0% | - | 0.0% | - | - |
| Operating income | 14,927 | 6.2% | 1,715 | 0.7% | 3,045 | 3.5% | (1,651) | -1.9% | (17,908) | - |
| | | | | | | | | | | |
| Adjustments | | | | | | | | | | |
| Operating wages | (14) | | (14) | | - | | - | | - | - |
| Other operating | (149) | | (149) | | - | | - | | - | - |
| S,G&A | (91) | | (3,381) | | (666) | | (1,230) | | (2,535) | - |
| Impairments | (1,577) | | (258) | | - | | - | | - | - |
| Total Adjustments | 1,831 | | 3,802 | | 666 | | 1,230 | | 2,535 | |
| | | | | | | | | | | |
| Non-GAAP Operating Income | | | | | | | | | | |
| Net sales | 240,151 | | 240,151 | | 86,190 | | 86,190 | | - | - |
| Cost of sales | 63,211 | 26.3% | 63,211 | 26.3% | 50,957 | 59.1% | 50,252 | 58.3% | - | - |
| Operating wages | 94,826 | 39.5% | 94,625 | 39.4% | 9,589 | 11.1% | 9,589 | 11.1% | - | - |
| Other operating | 42,356 | 17.7% | 42,356 | 17.6% | 11,209 | 13.0% | 7,003 | 8.1% | - | - |
| S,G&A | 8,764 | 3.6% | 19,101 | 8.0% | 6,448 | 7.5% | 15,135 | 17.6% | 13,912 | - |
| Depreciation and amortization | 14,236 | 5.9% | 15,341 | 6.4% | 4,276 | 5.0% | 4,632 | 5.4% | 1,461 | - |
| Impairments | - | 0.0% | - | 0.0% | - | 0.0% | - | 0.0% | - | - |
| Total non-GAAP operating income | 16,758 | 7.0% | 5,517 | 2.3% | 3,711 | 4.3% | (421) | -0.5% | (15,373) | - |

*Reflects reclassification of:

- $1.3 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants
- $0.2 million of restaurant wages from S,G&A to Operating wages for Bob Evans Restaurants
- $4.3 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
- $0.7 million of freight charges from Other operating expenses to Cost of sales for BEF Foods
- $0.6 million of marketing costs from S,G&A to Other operating expenses for BEF Foods

*All reclassifications made to conform prior year financials with current presentation*

# HISTORICAL SEGMENT AND "CORPORATE AND OTHER" DATA: Q2 FISCAL 2015

| Q2 FY15 | Bob Evans Restaurants | | | | BEF Foods | | | | Corporate and Other | |
|---|---|---|---|---|---|---|---|---|---|---|
| | New* | | Old | | New* | | Old | | New | Old |
| Operating income as reported | | | | | | | | | | |
| Net sales | 241,151 | | 241,151 | | 92,128 | | 92,128 | | - | - |
| Cost of sales | 64,165 | 26.6% | 64,165 | 26.6% | 51,847 | 56.3% | 51,847 | 56.3% | - | - |
| Operating wages | 94,834 | 39.3% | 92,006 | 38.2% | 10,779 | 11.7% | 10,779 | 11.7% | - | - |
| Other operating | 42,290 | 17.5% | 42,702 | 17.7% | 11,905 | 12.9% | 7,271 | 7.9% | - | - |
| S,G&A | 5,572 | 2.3% | 20,777 | 8.6% | 6,919 | 7.5% | 15,245 | 16.5% | 16,482 | - |
| Depreciation and amortization | 13,663 | 5.7% | 14,789 | 6.1% | 4,323 | 4.7% | 4,686 | 5.1% | 1,489 | - |
| Impairments | - | 0.0% | - | 0.0% | - | 0.0% | - | 0.0% | - | - |
| Operating income | 20,627 | 8.6% | 6,712 | 2.8% | 6,355 | 6.9% | 2,300 | 2.5% | (17,971) | - |
| | | | | | | | | | | |
| Adjustments | | | | | | | | | | |
| Operating wages | (15) | | (15) | | - | | - | | - | - |
| Other operating | (115) | | (115) | | - | | - | | - | - |
| S,G&A | (7) | | (2,803) | | (17) | | (946) | | (3,725) | - |
| Total Adjustments | 137 | | 2,933 | | 17 | | 946 | | 3,725 | - |
| | | | | | | | | | | |
| Non-GAAP Operating Income | | | | | | | | | | |
| Net sales | 241,151 | | 241,151 | | 92,128 | | 92,128 | | - | - |
| Cost of sales | 64,165 | 26.6% | 64,165 | 26.6% | 51,847 | 56.3% | 51,847 | 56.3% | - | - |
| Operating wages | 94,819 | 39.3% | 91,991 | 38.1% | 10,779 | 11.7% | 10,779 | 11.7% | - | - |
| Other operating | 42,175 | 17.5% | 42,587 | 17.7% | 11,905 | 12.9% | 7,271 | 7.9% | - | - |
| S,G&A | 5,565 | 2.3% | 17,974 | 7.5% | 6,902 | 7.5% | 14,299 | 15.5% | 12,757 | - |
| Depreciation and amortization | 13,663 | 5.7% | 14,789 | 6.1% | 4,323 | 4.7% | 4,686 | 5.1% | 1,489 | - |
| Impairments | - | 0.0% | - | 0.0% | - | 0.0% | - | 0.0% | - | - |
| Total non-GAAP operating income | 20,764 | 8.6% | 9,645 | 4.0% | 6,372 | 6.9% | 3,246 | 3.5% | (14,246) | - |

*Reflects reclassification of:

- $2.8 million of restaurant wages from S,G&A to Operating wages for Bob Evans Restaurants
- $0.4 million of legal costs from Other operating expenses to S,G&A for Bob Evans Restaurants
- $4.0 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
- $0.7 million of marketing costs from S,G&A to Other operating expenses for BEF Foods

*All reclassifications made to conform prior year financials with current presentation*

# HISTORICAL SEGMENT AND "CORPORATE AND OTHER" DATA: Q3 FISCAL 2015

| Q3 FY15 | Bob Evans Restaurants | | | | BEF Foods | | | | Corporate and Other | |
|---|---|---|---|---|---|---|---|---|---|---|
| | New* | | Old | | New* | | Old | | New | Old |
| Operating income as reported | | | | | | | | | | |
| Net sales | 250,389 | | 250,389 | | 106,788 | | 106,788 | | - | - |
| Cost of sales | 69,134 | 27.6% | 69,134 | 27.6% | 55,410 | 51.9% | 55,410 | 51.9% | - | - |
| Operating wages | 98,317 | 39.3% | 98,317 | 39.3% | 10,799 | 10.1% | 10,799 | 10.1% | - | - |
| Other operating | 41,882 | 16.7% | 41,882 | 16.7% | 12,922 | 12.1% | 7,214 | 6.8% | - | - |
| S,G&A | 10,589 | 4.2% | 27,348 | 10.9% | 8,021 | 7.5% | 18,997 | 17.8% | 20,355 | - |
| Depreciation and amortization | 14,642 | 5.8% | 15,693 | 6.3% | 4,362 | 4.1% | 4,710 | 4.4% | 1,399 | - |
| Impairments | 1,672 | 0.7% | - | 0.0% | - | 0.0% | - | 0.0% | - | - |
| Operating income | 14,153 | 5.7% | (1,985) | -0.8% | 15,274 | 14.3% | 9,658 | 9.0% | (21,754) | - |
| Adjustments | | | | | | | | | | |
| Operating wages | (230) | | (230) | | - | | - | | - | - |
| Other operating | (378) | | (378) | | - | | - | | - | - |
| S,G&A | (341) | | (7,521) | | (189) | | (1,933) | | (7,252) | - |
| Impairments | (1,672) | | - | | - | | - | | - | - |
| Total Adjustments | 2,621 | | 8,129 | | 189 | | 1,933 | | 7,252 | - |
| Non-GAAP Operating Income | | | | | | | | | | |
| Net sales | 250,389 | | 250,389 | | 106,788 | | 106,788 | | - | - |
| Cost of sales | 69,134 | 27.6% | 69,134 | 27.6% | 55,410 | 51.9% | 55,410 | 51.9% | - | - |
| Operating wages | 98,087 | 39.3% | 98,087 | 39.1% | 10,799 | 10.1% | 10,799 | 10.1% | - | - |
| Other operating | 41,504 | 16.6% | 41,504 | 16.6% | 12,922 | 12.1% | 7,214 | 6.8% | - | - |
| S,G&A | 10,248 | 4.0% | 19,827 | 7.9% | 7,832 | 7.3% | 17,064 | 15.9% | 13,103 | - |
| Depreciation and amortization | 14,642 | 5.8% | 15,693 | 6.3% | 4,362 | 4.1% | 4,710 | 4.4% | 1,399 | - |
| Impairments | - | 0.0% | - | 0.0% | - | 0.0% | - | 0.0% | - | - |
| Total non-GAAP operating income | 16,774 | 6.7% | 6,144 | 2.5% | 15,463 | 14.5% | 11,591 | 10.9% | (14,502) | - |

*Reflects reclassification:

- $1.7 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants
- $4.3 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
- $1.4 million of marketing costs from S,G&A to Other operating expenses for BEF Foods

*All reclassifications made to conform prior year financials with current presentation*

# HISTORICAL SEGMENT AND "CORPORATE AND OTHER" DATA: Q4 FISCAL 2015

| Q4 FY15 | Bob Evans Restaurants | | | | BEF Foods | | | | Corporate and Other | |
|---|---|---|---|---|---|---|---|---|---|---|
| | New* | | Old | | New* | | Old | | New | Old |
| Operating income as reported | | | | | | | | | | |
| Net sales | 238,187 | | 238,187 | | 94,206 | | 94,206 | | - | - |
| Cost of sales | 62,167 | 26.1% | 62,167 | 26.1% | 40,853 | 43.4% | 40,853 | 43.4% | - | - |
| Operating wages | 93,882 | 39.4% | 93,882 | 39.4% | 10,499 | 11.1% | 10,499 | 11.1% | - | - |
| Other operating | 42,341 | 17.8% | 42,341 | 17.8% | 12,937 | 13.7% | 7,558 | 8.0% | - | - |
| S,G&A | 15,719 | 6.6% | 30,882 | 13.0% | 7,659 | 8.2% | 20,651 | 21.9% | 19,564 | - |
| Depreciation and amortization | 14,696 | 6.2% | 15,709 | 6.6% | 4,180 | 4.4% | 4,514 | 4.8% | 1,347 | - |
| Impairments | 2,851 | 1.2% | 2,400 | 1.0% | 2,761 | 2.9% | - | 0.0% | - | - |
| Operating income | 6,531 | 2.7% | (9,194) | -3.9% | 15,317 | 16.3% | 10,131 | 10.8% | (20,911) | - |
| | | | | | | | | | | |
| Adjustments | | | | | | | | | | |
| Operating wages | (11) | | (11) | | - | | - | | - | - |
| Other operating | (66) | | (66) | | - | | - | | - | - |
| S,G&A | (7,191) | | (10,457) | | (153) | | (3,876) | | (3,777) | - |
| Impairments | (2,851) | | (2,400) | | (2,761) | | - | | - | - |
| Total Adjustments | 10,119 | | 12,934 | | 2,914 | | 3,876 | | 3,777 | - |
| | | | | | | | | | | |
| Non-GAAP Operating Income | | | | | | | | | | |
| Net sales | 238,187 | | 238,187 | | 94,206 | | 94,206 | | - | - |
| Cost of sales | 62,167 | 26.1% | 62,167 | 26.1% | 40,853 | 43.4% | 40,853 | 43.4% | - | - |
| Operating wages | 93,871 | 39.4% | 93,871 | 39.4% | 10,499 | 11.1% | 10,499 | 11.1% | - | - |
| Other operating | 42,275 | 17.7% | 42,275 | 17.7% | 12,937 | 13.7% | 7,558 | 8.0% | - | - |
| S,G&A | 8,528 | 3.6% | 20,425 | 8.6% | 7,506 | 8.0% | 16,775 | 17.8% | 15,787 | - |
| Depreciation and amortization | 14,696 | 6.2% | 15,709 | 6.6% | 4,180 | 4.4% | 4,514 | 4.8% | 1,347 | - |
| Impairments | - | 0.0% | - | 0.0% | - | 0.0% | - | 0.0% | - | - |
| Total non-GAAP operating income | 16,650 | 7.0% | 3,740 | 1.6% | 18,231 | 19.4% | 14,007 | 14.9% | (17,134) | - |

*Reflects reclassification of:

- $0.5 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants
- $4.4 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
- $2.8 million of impairment charges from S,G&A to Impairments for BEF Foods
- $1.0 million of marketing costs from S,G&A to Other operating expenses for BEF Foods

*All reclassifications made to conform prior year financials with current presentation*

# HISTORICAL SEGMENT AND "CORPORATE AND OTHER" DATA: FISCAL 2014

| FY14 | Bob Evans Restaurants | | | | BEF Foods | | | | Corporate and Other | |
|---|---|---|---|---|---|---|---|---|---|---|
| | New* | | Old | | New* | | Old | | New | Old |
| Operating income as reported | | | | | | | | | | |
| Net sales | 956,579 | | 956,579 | | 371,973 | | 371,973 | | - | - |
| Cost of sales | 244,871 | 25.6% | 244,871 | 25.6% | 206,906 | 55.6% | 206,082 | 55.4% | - | - |
| Operating wages | 365,698 | 38.2% | 365,698 | 38.2% | 40,609 | 10.9% | 40,609 | 10.9% | - | - |
| Other operating | 164,901 | 17.3% | 164,901 | 17.3% | 54,003 | 14.6% | 31,926 | 8.6% | - | - |
| S,G&A | 26,626 | 2.8% | 80,723 | 8.4% | 30,506 | 8.2% | 68,781 | 18.5% | 65,001 | - |
| Depreciation and amortization | 60,446 | 6.3% | 63,872 | 6.7% | 14,514 | 3.9% | 15,584 | 4.2% | 4,496 | - |
| Impairments | 13,850 | 1.4% | 9,380 | 1.0% | 3,000 | 0.8% | 3,000 | 0.8% | - | - |
| Operating income | 80,187 | 8.4% | 27,134 | 2.8% | 22,435 | 6.0% | 5,991 | 1.6% | (69,497) | - |
| | | | | | | | | | | |
| Adjustments | | | | | | | | | | |
| Operating wages | - | | - | | 49 | | 49 | | - | - |
| Other operating | - | | - | | 107 | | 107 | | - | - |
| S,G&A | 567 | | (5,971) | | (4,125) | | (4,074) | | (2,017) | - |
| Depreciation and amortization | 51 | | 51 | | - | | - | | - | - |
| Impairments | (13,850) | | (9,380) | | (3,000) | | (3,000) | | - | - |
| Total Adjustments | 13,232 | | 15,300 | | 6,969 | | 6,918 | | 2,017 | - |
| | | | | | | | | | | |
| Non-GAAP Operating Income | | | | | | | | | | |
| Net sales | 956,579 | | 956,579 | | 371,973 | | 371,973 | | - | - |
| Cost of sales | 244,871 | 25.6% | 244,871 | 25.6% | 206,906 | 55.6% | 206,082 | 55.4% | - | - |
| Operating wages | 365,698 | 38.2% | 365,698 | 38.2% | 40,658 | 10.9% | 40,658 | 10.9% | - | - |
| Other operating | 164,901 | 17.3% | 164,901 | 17.3% | 54,110 | 14.6% | 32,033 | 8.6% | - | - |
| S,G&A | 27,193 | 2.8% | 74,752 | 7.8% | 26,381 | 7.1% | 64,707 | 17.4% | 62,984 | - |
| Depreciation and amortization | 60,497 | 6.3% | 63,923 | 6.7% | 14,514 | 3.9% | 15,584 | 4.2% | 4,496 | - |
| Impairments | - | 0.0% | - | 0.0% | - | 0.0% | - | 0.0% | - | - |
| Total non-GAAP operating income | 93,419 | 9.8% | 42,434 | 4.4% | 29,404 | 7.9% | 12,909 | 3.5% | (67,480) | - |

*Reflects reclassification:

$4.4 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants

$18.6 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods

$4.3 million of marketing costs from S,G&A to Other operating expenses for BEF Foods

$0.8 million of freight charges from Other operating expenses to Cost of sales for BEF Foods

*All reclassifications made to conform prior year financials with current presentation*